Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

I, John Samuel Porter, Chief Executive Officer and Chief Financial Officer, in connection with the annual report on Form 10-K of Cybermesh International Corp. for the fiscal year ended May 31, 2011 (the “Report”), hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cybermesh International Corp.

/s/ JOHN SAMUEL PORTER
John Samuel Porter
Chief Executive Officer and Chief Financial Officer

Dated: September 15, 2011